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Exhibit 99.2

MAIN STREET BANKS, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEETS
(Unaudited)

						March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
ASSETS
Cash and due from banks	$37,174,008	$38,074,607	$39,800,995	$28,209,301	$30,567,413	$37,174,008	$30,567,413
Interest-bearing deposits in banks	206,921	1,037,948	1,166,343	1,094,527	1,497,701	206,921	1,497,701
Federal funds sold and securities purchased under agreements to resell	13,733,915	35,288,778	1,812,613	3,693,932	20,244,475	13,733,915	20,244,475
Investment securities available for sale	249,633,094	248,724,785	248,487,509	258,072,188	215,429,174	249,633,094	215,429,174
Investment securities held to maturity	11,233,274	3,382,680	687,918	687,759	687,629	11,233,274	687,629
Other investments	20,172,234	18,799,718	14,659,477	11,012,217	4,233,797	20,172,234	4,233,797
Mortgage loans held for sale	4,685,417	3,841,104	7,258,692	5,225,069	5,133,533	4,685,417	5,133,533
Loans, net of unearned income	1,470,876,346	1,424,858,073	1,389,998,248	1,204,483,316	1,019,221,091	1,470,876,346	1,019,221,091
Allowance for loan losses	(21,409,245)	(20,816,925)	(20,335,059)	(17,481,891)	(14,952,587)	(21,409,245)	(14,952,587)

Loans, net	1,449,467,100	1,404,041,149	1,369,663,188	1,187,001,425	1,004,268,504	1,449,467,100	1,004,268,504

Premises and equipment, net	43,622,711	42,801,524	39,815,150	36,412,960	34,029,192	43,622,711	34,029,192
Other real estate	2,813,337	1,941,348	1,332,024	1,615,887	811,576	2,813,337	811,576
Accrued interest receivable	7,614,443	7,407,238	7,440,913	6,731,239	6,125,846	7,614,443	6,125,846
Goodwill and other intangible assets	98,655,805	95,040,910	94,944,727	41,978,424	16,919,975	98,655,805	16,919,975
Bank owned life insurance	37,904,493	35,462,722	34,875,340	32,463,339	31,082,911	37,904,493	31,082,911
Other assets	10,054,978	10,291,118	7,814,168	8,401,565	7,323,044	10,054,978	7,323,044

Total assets	1,986,971,730	1,946,135,628	1,869,759,058	1,622,599,833	1,378,354,769	1,986,971,730	1,378,354,769

LIABILITIES
Total deposits	1,466,086,785	1,452,073,218	1,423,029,046	1,252,649,026	1,127,800,437	1,466,086,785	1,127,800,437
Accrued interest payable	3,023,843	3,133,317	3,245,698	3,252,074	3,259,859	3,023,843	3,259,859
Federal Home Loan Bank advances	147,072,474	191,157,159	149,870,653	130,617,494	51,688,172	147,072,474	51,688,172
Federal funds purchased and securities sold under repurchase agreements	110,799,890	47,439,961	42,395,574	40,343,740	49,323,060	110,799,890	49,323,060
Trust preferred securities	—	50,000,000	50,000,000	21,980,387	5,153,333		5,153,333
Subordinated debentures	50,000,000	—	—	—	—	50,000,000
Other liabilities	4,717,074	5,956,644	11,626,540	18,939,291	5,058,019	4,717,074	5,058,019

Total liabilities	1,781,700,065	1,749,760,298	1,680,167,511	1,467,782,012	1,242,282,880	1,781,700,065	1,242,282,880

SHAREHOLDERS' EQUITY
Common stock-no par value per share	102,361,167	99,587,649	97,619,793	67,369,211	47,037,996	102,361,167	47,037,996
Retained earnings	107,198,497	101,961,196	97,314,014	90,739,660	91,154,419	107,198,497	91,154,419
Accumulated other comprehensive loss	4,501,139	3,615,380	3,445,861	5,496,040	5,309,007	4,501,139	5,309,007
Treasury stock	(8,789,138)	(8,788,895)	(8,788,122)	(8,787,089)	(7,429,532)	(8,789,138)	(7,429,532)

Total shareholders' equity	205,271,665	196,375,330	189,591,547	154,817,821	136,071,890	205,271,665	136,071,890

Total liabilities and shareholders' equity	1,986,971,730	1,946,135,628	1,869,759,058	1,622,599,833	1,378,354,769	1,986,971,730	1,378,354,769

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

						March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
ASSETS
Cash and due from banks	$31,901,310	$39,839,060	$39,559,729	$43,328,652	$35,914,335	$31,901,310	$35,914,335
Interest-bearing deposits in banks	588,694	1,021,288	693,409	1,437,383	833,073	588,694	833,073
Federal funds sold and securities purchased under agreements to resell	5,644,000	31,819,619	15,919,619	6,452,619	5,455,000	5,644,000	5,455,000
Investment securities available for sale	263,304,831	247,391,640	247,867,031	287,014,644	217,188,820	263,304,831	217,188,820
Investment securities held to maturity	11,998,297	10,788,146	688,005	687,849	687,713	11,998,297	687,713
Other investments	19,205,358	19,651,370	17,081,869	12,550,140	7,934,364	19,205,358	7,934,364
Mortgage loans held for sale	7,208,105	5,670,625	6,490,437	6,926,692	4,719,794	7,208,105	4,719,794
Loans, net of unearned income	1,511,436,809	1,443,325,787	1,411,950,618	1,382,761,970	1,048,550,371	1,511,436,809	1,048,550,371
Allowance for loan losses	(22,150,651)	(21,151,987)	(20,765,377)	(20,272,465)	(15,390,616)	(22,150,651)	(15,390,616)

Loans, net	1,489,286,157	1,422,173,800	1,391,185,242	1,362,489,505	1,033,159,755	1,489,286,157	1,033,159,755

Premises and equipment, net	45,167,765	42,760,918	41,726,221	38,466,608	34,999,863	45,167,765	34,999,863
Other real estate	2,255,553	1,844,869	1,366,820	1,065,064	796,688	2,255,553	796,688
Accrued interest receivable	8,293,918	8,181,579	8,069,190	8,116,249	6,629,105	8,293,918	6,629,105
Goodwill and other intangible assets	103,381,314	96,237,492	94,919,932	94,826,459	18,235,133	103,381,314	18,235,133
Bank owned life insurance	41,595,547	35,773,237	35,274,639	34,526,510	31,366,634	41,595,547	31,366,634
Other assets	15,801,591	8,611,815	10,275,481	8,311,873	7,004,843	15,801,591	7,004,843

Total assets	2,045,632,440	1,971,765,458	1,911,117,625	1,906,200,247	1,404,925,120	2,045,632,440	1,404,925,120

LIABILITIES
Deposits	1,530,979,973	1,458,403,096	1,437,640,769	1,405,589,895	1,137,990,763	1,530,979,973	1,137,990,763
Accrued interest payable	3,210,642	3,020,265	3,343,309	3,445,084	3,316,098	3,210,642	3,316,098
Federal Home Loan Bank advances	156,471,522	210,605,296	159,739,071	167,872,846	74,500,000	156,471,522	74,500,000
Federal funds purchased and securities sold under repurchase agreements	83,930,239	43,859,277	61,575,200	39,814,872	47,220,167	83,930,239	47,220,167
Trust preferred securities	—	50,000,000	50,000,000	50,000,000	5,000,000	—	5,000,000
Subordinated debentures	51,547,000	—	—	—	—	51,547,000	—
Other liabilities	4,116,703	5,334,408	4,753,558	48,782,257	3,863,639	4,116,703	3,863,639

Total liabilities	1,830,256,078	1,771,222,342	1,717,051,908	1,715,504,953	1,271,890,666	1,830,256,078	1,271,890,666

SHAREHOLDERS' EQUITY
Common stock-no par value
Authorized—50,000,000 shares
Outstanding—shares	109,117,216	100,875,984	99,454,457	99,007,084	47,223,006	109,117,216	47,223,006
Retained earnings	109,299,988	104,539,042	99,132,523	94,282,108	89,847,565	109,299,988	89,847,565
Accumulated other comprehensive loss	5,748,748	3,917,179	4,267,326	6,193,192	4,750,972	5,748,748	4,750,972
Treasury stock	(8,789,589)	(8,789,089)	(8,788,589)	(8,787,089)	(8,787,089)	(8,789,589)	(8,787,089)

Total shareholders' equity	215,376,362	200,543,116	194,065,717	190,695,294	133,034,454	215,376,362	133,034,454

Total liabilities and shareholders' equity	2,045,632,440	1,971,765,458	1,911,117,625	1,906,200,247	1,404,925,120	2,045,632,440	1,404,925,120

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN AND DEPOSIT STRATIFICATION
(Unaudited)

	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
LOAN PORTFOLIO
Real estate:
Residential Mortgage	280,453,804	269,357,951	262,686,049	254,249,140	212,270,942
Construction	314,171,269	304,045,641	332,971,587	349,508,658	270,713,895
Commercial real estate	762,815,561	711,208,711	654,262,301	612,342,600	455,547,433
Commercial & Industrial	116,735,287	118,242,893	120,508,759	120,771,227	74,478,407
Consumer	39,063,479	41,649,590	42,206,090	46,178,523	37,127,397
Unearned income	(1,802,592)	(1,178,999)	(684,167)	(288,178)	(1,587,702)

Total loans	1,511,436,809	1,443,325,787	1,411,950,618	1,382,761,970	1,048,550,371

Loan growth	4.7%	2.2%	2.1%	31.9%	6.7%

DEPOSITS
Non-interest bearing demand	227,159,637	222,595,660	218,655,715	210,380,963	173,716,068
Interest bearing demand	112,043,973	116,749,330	106,886,881	115,980,561	97,838,803
Money market	313,554,963	266,913,040	287,898,967	278,897,227	198,502,525
Savings	40,074,116	40,000,806	39,182,173	40,302,482	36,597,700

Total transaction accounts	692,832,689	646,258,836	652,623,737	645,561,234	506,655,095

Public funds—transaction	101,844,740	115,258,296	84,061,089	75,593,528	86,558,371

Total low cost core accounts	794,677,429	761,517,133	736,684,825	721,154,761	593,213,467

Time deposits—public funds	17,565,349	10,741,662	21,788,712	17,412,493	14,723,607
Time deposits	718,737,195	686,444,301	679,167,232	667,022,641	530,053,689

Total deposits	1,530,979,973	1,458,703,096	1,437,640,769	1,405,589,895	1,137,990,763

Deposit growth	5.0%	1.5%	2.3%	23.5%	0.8%

Percentage low cost core to total deposits	51.9%	44.3%	51.2%	51.3%	52.1%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

						Three months ended March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
NET INTEREST INCOME
Loans, including fees	$24,781,842	$24,045,242	$23,774,469	$21,418,754	$18,933,953	$24,781,842	$18,933,953
Interest on investment securities:
Taxable	2,247,038	2,136,462	1,952,469	2,144,684	2,075,114	2,247,038	2,075,114
Non-taxable	417,657	376,992	413,969	441,624	438,663	417,657	438,663
Federal funds sold & repurchase agreements	30,399	75,418	3,982	10,340	56,180	30,399	56,180
Interest bearing deposits in banks	5,223	9,114	4,700	5,653	9,213	5,223	9,213
Interest on other investments	205,662	204,453	160,278	110,900	31,740	205,662	31,740

Total interest income	27,687,821	26,847,681	26,309,867	24,131,955	21,544,864	27,687,821	21,544,864
INTEREST EXPENSE
Interest-bearing demand and money market	1,322,218	1,288,087	1,533,317	1,527,968	1,385,838	1,322,218	1,385,838
Savings	88,707	89,583	80,733	88,382	89,804	88,707	89,804
Time deposits	4,463,088	4,261,858	4,179,155	3,067,821	4,182,825	4,463,088	4,182,825
Other time deposits	55,813	85,577	110,249	85,603	98,960	55,813	98,960
Federal funds purchased	34,701	36,153	19,308	7,496	13,233	34,701	13,233
Federal Home Loan Bank advances	866,258	795,729	679,715	564,029	230,111	866,258	230,111
Interest expense on trust preferred securities	574,946	580,102	580,096	237,006	55,402	574,946	55,402
Other	355,691	370,193	362,260	364,401	413,662	355,691	413,662

Total interest expense	7,761,422	7,507,282	7,544,832	5,942,707	6,469,835	7,761,422	6,469,835

Net interest income	19,926,398	19,340,399	18,765,035	18,189,248	15,075,029	19,926,398	15,075,029
Provision for loan losses	1,561,000	1,241,000	1,146,000	1,801,000	1,047,000	1,561,000	1,047,000

Net interest income after provision for loan losses	18,365,398	18,099,399	17,619,035	16,388,248	14,028,029	18,365,398	14,028,029
NON-INTEREST INCOME
Service charges on deposit accounts	1,880,521	2,069,881	2,092,139	1,857,289	1,740,874	1,880,521	1,740,874
Other customer service fees	356,795	396,098	388,960	395,227	364,100	356,795	364,100
Mortgage banking revenue	883,128	711,660	1,118,464	865,347	646,375	883,128	646,375
Investment brokerage revenue	315,080	30,758	88,616	60,433	83,670	315,080	83,670
Insurance agency revenue	2,771,701	1,252,337	1,188,538	1,235,868	1,180,240	2,771,701	1,180,240
Income from SBA Lending	485,918	434,799	405,936	504,925	379,254	485,918	379,254
Other income	1,146,755	2,000,906	1,253,129	715,782	882,186	1,146,755	882,186

Total noninterest income	7,839,898	6,896,440	6,535,781	5,634,871	5,276,699	7,839,898	5,276,699

NON-INTEREST EXPENSE
Salaries and other compensation	8,041,199	6,956,283	6,799,573	6,203,214	5,614,891	8,041,199	5,614,891
Employee benefits	1,640,263	1,213,020	1,283,603	1,049,294	1,203,592	1,640,263	1,203,592
Net occupancy and equipment expense	1,859,695	2,003,525	1,772,929	1,528,317	1,356,098	1,859,695	1,356,098
Data processing fees	557,301	481,895	449,812	442,383	309,735	557,301	309,735
Professional services	438,395	363,319	824,785	585,609	376,180	438,395	376,180
Communications & supplies	1,050,888	1,168,727	983,575	756,953	827,050	1,050,888	827,050
Regulatory agency assessments	91,126	81,388	73,557	106,105	61,215	91,126	61,215
Amortization of intangible assets	140,644	106,800	106,750	91,112	59,837	140,644	59,837
Other expense	1,759,525	2,261,412	2,073,521	2,067,356	1,299,131	1,759,525	1,299,131

Total noninterest expense	15,579,035	14,636,369	14,368,104	12,830,345	11,107,728	15,579,035	11,107,728

Income before income taxes	10,626,261	10,359,470	9,786,712	9,192,774	8,197,001	10,626,261	8,197,001
Income tax expense	3,029,516	2,912,764	2,668,556	2,808,785	2,446,522	3,029,516	2,446,522

Net income	7,596,745	7,446,706	7,118,156	6,383,989	5,750,479	7,596,745	5,750,479

EARNINGS PER SHARE
Basic	$0.394	$0.393	$0.376	$0.367	$0.355	$0.394	$0.355
Diluted	$0.382	$0.379	$0.363	$0.353	$0.342	$0.382	$0.342

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	19,280,882	18,951,688	18,913,088	17,374,719	16,217,854	19,280,882	16,217,854
Diluted	19,910,810	19,645,157	19,602,219	18,059,948	16,828,821	19,910,810	16,828,821

CASH DIVIDENDS PER SHARE	$0.135	$0.120	$0.120	$0.120	$0.120	$0.135	$0.120

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)
(Unaudited)

						Three months ended March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
EARNING ASSETS
Total interest earning assets (in thousands)	1,762,015	1,730,110	1,660,522	1,478,067	1,258,454	1,762,015	1,258,454

Loans	6.68%	6.61%	6.70%	6.99%	7.43%	6.68%	7.43%
Investment securities	4.49%	4.36%	4.11%	4.40%	5.21%	4.49%	5.21%
Federal funds sold	1.01%	0.91%	1.14%	1.32%	1.20%	1.01%	1.20%
Loans held for sale	5.25%	5.50%	5.66%	6.51%	6.11%	5.25%	6.11%
FHLB stock & other	4.03%	4.36%	4.17%	6.25%	3.90%	4.03%	3.90%

Total interest earning assets	6.37%	6.21%	6.35%	6.63%	7.04%	6.37%	7.04%

INTEREST-BEARING LIABILITIES
Total interest bearing liabilities (in thousands)	1,774,259	1,739,771	1,664,361	1,450,029	1,234,903	1,774,259	1,234,903

Demand deposits	0.72%	0.68%	0.90%	1.03%	1.05%	0.72%	1.05%
Demand deposits—public funds	1.07%	0.95%	0.73%	0.84%	1.08%	1.07%	1.08%
Time deposits	2.49%	2.47%	2.44%	2.07%	3.10%	2.49%	3.10%
Retail repurchases	1.69%	1.71%	1.90%	1.84%	1.84%	1.69%	1.84%
Federal funds puchased	1.24%	1.25%	1.69%	1.67%	2.58%	1.24%	2.58%
Federal Home Loan Bank Advances	1.77%	1.78%	1.81%	1.70%	1.78%	1.77%	1.78%
Securities sold under agreeent to repurchase	4.09%	4.09%	4.09%	4.02%	3.70%	4.09%	3.70%
Subordinated debentures	4.55%	4.54%	4.54%	4.27%	4.30%	4.55%	4.30%

Net Cost of Funds	1.75%	1.71%	1.80%	1.64%	2.12%	1.75%	2.12%

NET INTEREST SPREAD
Interest earning assets less interest bearing liabilities (in thousands)	(12,243)	(9,661)	(3,839)	28,038	23,551	(12,243)	23,551

Yield on earning assets less cost of interest-bearing liabilities	4.61%	4.50%	4.55%	4.98%	4.91%	4.61%	4.91%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.60%	4.49%	4.55%	5.01%	4.95%	4.60%	4.95%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN QUALITY

						Three months ended March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period*	21,151,987	20,765,377	20,272,465	15,390,616	14,588,582	21,151,987	14,588,582
Provision for loan losses	1,561,000	1,241,000	1,146,000	1,801,000	1,047,000	1,561,000	1,047,000
Loans charged off during period	(650,138)	(958,275)	(784,950)	(1,267,223)	(325,590)	(650,138)	(325,590)
Recoveries on loans previously charged off	87,803	103,886	131,862	96,054	80,624	87,803	80,624

Net loans charged off (recovered) during period	(562,335)	(854,389)	(653,088)	(1,171,169)	(244,966)	(562,335)	(244,966)

Reserve for loan losses at end of period	22,150,651	21,151,987	20,765,377	20,272,465	15,390,616	22,150,651	15,390,616

Net charges-off to average loans, annualized	0.15%	0.24%	0.19%	0.39%	0.10%	0.15%	0.10%
Gross charges-off to average loans, annualized	0.18%	0.27%	0.22%	0.42%	0.13%	0.18%	0.13%
Recoveries as a percentage of gross charge-offs	13.51%	10.84%	16.80%	7.58%	24.76%	13.51%	24.76%
Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	4,822,135	11,548,489	10,854,580	6,068,538	4,635,012	4,822,135	4,635,012
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	4,822,135	11,548,489	10,854,580	6,068,538	4,635,012	4,822,135	4,635,012
Foreclosed assets	2,255,553	1,844,869	1,366,820	1,065,064	796,688	2,255,553	796,688

Total non-performing assets	7,077,688	13,393,358	12,221,400	7,133,602	5,431,700	7,077,688	5,431,700
Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.47%	0.93%	0.86%	0.52%	0.52%	0.47%	0.52%
Non-performing assets as a percentage of total assets, at end of period	0.35%	0.68%	0.64%	0.37%	0.39%	0.35%	0.39%
Reserve for loan losses as a percentage of non-performing assets, at end of perid	312.96%	157.93%	169.91%	284.18%	283.35%	312.96%	283.35%
Loans 90 days past due	9,492,293	11,028,256	10,867,283	9,927,567	3,937,948	9,492,293	3,937,948
Loans 90 days past due as a percentage of loans, at end of period	0.63%	0.76%	0.77%	0.72%	0.38%	0.63%	0.38%

*
Acquisition of First National Bank of Johns Creek on 12/11/02 included $1.4 million of loan loss reserves
Acquisition of First Colony Bank on 5/22/03 included $4.3 million of loan loss reserves

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

						Three months ended March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
RESULTS OF OPERATIONS
Net interest income	19,926,398	19,340,399	18,765,035	18,189,248	15,075,029	19,926,398	15,075,029
Net interest income (tax equivalent)	20,204,931	19,591,290	19,036,194	18,474,237	15,363,807	20,204,931	15,363,807
Provision for loan losses	1,561,000	1,241,000	1,146,000	1,801,000	1,047,000	1,561,000	1,047,000
Non-interest income	7,839,898	6,896,440	6,535,781	5,634,871	5,276,699	7,839,898	5,276,699
Non-interest expense	15,579,035	14,636,369	14,368,104	12,830,345	11,107,728	15,579,035	11,107,728
Net Income	7,596,745	7,446,706	7,118,156	6,383,989	5,750,479	7,596,745	5,750,479

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,470,876	1,424,858	1,389,998	1,204,483	1,019,221	1,470,876	1,019,221
Investment securities	260,866	252,107	249,175	258,760	216,117	260,866	216,117
Earning assets	1,762,015	1,730,110	1,660,522	1,478,067	1,258,454	1,762,015	1,258,454
Total assets	1,986,972	1,946,136	1,869,759	1,622,600	1,378,355	1,986,972	1,378,355
Deposits	1,466,087	1,452,073	1,423,029	1,252,649	1,127,800	1,466,087	1,127,800
Shareholders' equity	205,272	196,375	189,592	154,818	136,072	205,272	136,072

PER COMMON SHARE
Earnings per share—Basic	$0.394	$0.393	$0.376	$0.367	$0.355	$0.394	$0.355
Earnings per share—Diluted	$0.382	$0.379	$0.363	$0.353	$0.342	$0.382	$0.342
Book value per share at end of period	11.04	10.50	10.25	10.10	8.23	11.04	8.23
End of period shares outstanding	19,340,676	18,981,340	18,933,178	18,888,732	16,173,647	19,340,676	16,173,647
Weighted average shares outstanding
Basic	19,280,882	18,951,688	18,913,088	17,374,719	16,217,854	19,280,882	16,217,854
Diluted	19,910,810	19,645,157	19,602,219	18,059,948	16,828,821	19,910,810	16,828,821

STOCK PERFORMANCE
Market Price:
Closing	27.34	26.52	25.02	24.94	18.45	27.34	18.45
High	27.50	27.92	26.00	25.40	20.48	27.50	20.48
Low	24.90	25.00	23.37	18.48	18.45	24.90	18.45
Trading volume	1,703,700	1,630,300	1,022,400	1,243,900	1,262,900	1,703,700	1,262,900
Cash dividends per share	$0.135	$0.120	$0.120	$0.120	$0.120	$0.135	$0.120
Dividend payout ratio	36.69%	31.66%	33.05%	33.95%	35.12%	36.69%	35.12%
Price to earnings	17.87	17.63	17.37	17.59	13.31	17.87	13.31
Price to book value	2.48	2.53	2.44	2.47	2.24	2.48	2.24

PERFORMANCE RATIOS
Return on average assets	1.53%	1.52%	1.51%	1.58%	1.69%	1.53%	1.69%
Return on average equity	14.8%	15.0%	14.9%	16.5%	17.1%	14.8%	17.1%
Average earning assets to average total assets	88.7%	88.9%	88.8%	91.1%	91.3%	88.7%	91.3%
Average loans as percentage of average deposits	100.3%	98.1%	97.7%	96.2%	90.4%	100.3%	90.4%
Net interest margin (tax equivalent)	4.60%	4.49%	4.55%	5.01%	4.95%	4.60%	4.95%
Average equity to average assets	10.33%	10.09%	10.14%	9.54%	9.87%	10.33%	9.87%
Non-interest income ratio	28.24%	26.29%	25.83%	23.65%	25.93%	28.24%	25.93%
Efficiency ratio	56.11%	55.79%	56.79%	53.85%	54.58%	56.11%	54.58%

ASSET QUALITY
Total non-performing assets	7,077,688	13,393,358	12,221,400	7,133,602	5,431,700	7,077,688	5,431,700
Non-performing assets as a percentage of loans plus foreclosed assets	0.47%	0.93%	0.86%	0.52%	0.52%	0.47%	0.52%
Net annualized charges-offs (recoveries) as a percentage of average loans.	0.15%	0.24%	0.19%	0.39%	0.10%	0.15%	0.10%
Reserve for loan losses as a a percentage of loans, at end of period	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%	1.47%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

						Three months ended March 31,
	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
						2004	2003
OPERATING EARNINGS
Net income	$7,596,745	$7,446,706	$7,118,156	$6,383,989	$5,750,479	$7,596,745	$5,750,479
Amortization of intangible assets, net	92,825	70,488	70,455	60,134	39,492	92,825	39,492
Operating income	$7,689,570	$7,517,193	$7,188,610	$6,444,123	$5,789,971	$7,689,570	$5,789,971
Operating earnings per share
Basic	$0.399	$0.397	$0.380	$0.371	$0.357	$0.399	$0.357
Diluted	$0.386	$0.383	$0.367	$0.357	$0.344	$0.386	$0.344
Average tangible assets (in thousands)	1,888,316	1,851,095	1,774,814	1,580,621	1,361,421	1,888,316	1,361,421
Average tangible equity (in thousands)	106,616	101,334	94,647	112,839	119,152	106,616	119,152
Operating return on average tangible assets	1.63%	1.61%	1.61%	1.64%	1.72%	1.63%	1.72%
Operating return on average tangible equity	28.93%	29.43%	30.13%	22.91%	19.71%	28.93%	19.71%

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  Exhibit 99.2